UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 20, 2013
Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Lucas Energy, Inc. (the “Company”) announced today that its Board of Directors (“Board”) has scheduled the Company’s 2014 Annual Meeting of Stockholders for February 13, 2014. The Board has set a record date for the 2014 Meeting as December 27, 2013. Since the 2014 Annual Meeting will occur more than 30 days after the anniversary of the Company’s 2013 Annual Meeting of Stockholders, which was held on December 12, 2012, the Board has set a new deadline for the receipt of shareholder proposals. For business to be properly brought before the 2014 Annual Meeting by any shareholder, and for a nomination of directors to be made by a shareholder, notice must be received by the Company in proper written form, in accordance with the Company’s Bylaws, no later than December 31, 2013.

Item 9.01 Financial Statements And Exhibits.

Exhibit No.	Description

99.1	Press Release Dated December 20, 2013

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ Anthony C. Schnur
Name: Anthony C. Schnur
Title: Chief Executive Officer

Date: December 20, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated December 20, 2013